PARNASSUS FUNDS®

QUARTERLY REPORT  ¡  MARCH 31, 2015

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Core Equity FundSM – Investor Shares	PRBLX

Parnassus Core Equity Fund – Institutional Shares	PRILX

Parnassus Endeavor FundSM	PARWX

Parnassus Mid Cap FundSM	PARMX

Parnassus Small Cap FundSM	PARSX

Parnassus Asia FundSM	PAFSX

Parnassus Fixed Income FundSM	PRFIX

PARNASSUS FUNDS	Quarterly Report • Q1 2015

May 4, 2015

Dear Shareholder:

Enclosed is the quarterly report containing the results for the first three months of this year. I think you’ll find that it makes for interesting reading.

Fund Merger

As most of you know, we have decided to merge the Parnassus Small Cap Fund and the Parnassus Mid Cap Fund. We have decided that we just don’t have the resources to manage the Parnassus Small Cap Fund at a level that is high enough to meet Parnassus standards. As stated in the N-14 information statement/prospectus, it is our belief that the merger is in the best interest of shareholders, because the Parnassus Mid Cap Fund has performed better than the Parnassus Small Cap Fund, and can invest in small-cap companies as well as mid-cap companies.* This is similar to a decision we made years ago, when we closed the Parnassus California Tax-Exempt Fund upon deciding that we just didn’t have the expertise to manage that fund at a high level.

Parnassus Interns

Mindy Lin is a senior at UC Berkeley majoring in Political Economy with an emphasis on Healthcare Economics and Public Policy. She spent her past summer at Hidden River Ventures in San Francisco as an investment banking analyst in the mobile and technology industry and has provided pro-bono consulting work to Bay Area non-profits in the field of microfinance. She was also part of the undergraduate research honors program at UC San Diego, where she researched the impact of the 2007 Euro-zone financial crisis on trans-Atlantic investments. A San Francisco native, Mindy is an avid San Francisco Giants fan and enjoys travelling and yoga.

Aaron Chan is a junior at UC Berkeley majoring in Economics and Statistics. Previously, he was a public finance analyst at KNN Public Finance and a corporate banking summer analyst at Sumitomo Mitsui Banking Corp. In 2011, he won 4th place in a live poker tournament in Macau.

Parnassus Survey

Thank you to everyone who took the time to participate in the Parnassus survey. It was interesting to find out what you were thinking. One revealing finding is that of those who took the survey, 49% thought that environmental, social and governance issues (ESG) were extremely important. This exceeded the 44% who thought that performance was extremely important. Performance, however, was right at the forefront of investors’ thoughts, as performance was either extremely important (44%) or very important (50%) for a total of 94% in the top two categories. ESG scored 75% in the extremely and very important categories.

Another interesting finding is that 72% of you thought that expense ratios were either extremely important (21%) or very important (51%). It’s usually the sophisticated investors who are concerned with expense ratios, so Parnassus investors are a pretty sophisticated bunch. Expense ratios are, in fact, very important, because what you save in expenses goes right into the return of the investment. A quarter or a half-percent may not seem like much, but it adds up when you compound it every year. For that reason, Parnassus Funds strives to keep its expense ratios lower than the median of funds in its Lipper peer groups.

*

The N-14 information statement/prospectus was sent to shareholders of the Parnassus Small Cap Fund and includes more information about the merger, scheduled to occur on April 24, 2015. The N-14 is also available at www.parnassus.com and www.sec.gov.

Quarterly Report • Q1 2015	PARNASSUS FUNDS

I’m also happy to report that shareholders appreciate our quarterly reports. A total of 72% thought they were extremely (21%) or very (51%) important. One of the signature characteristics of Parnassus Investments is the quality of our reports. We work very hard to produce clear, informative reports that tell you what’s happening with your investments. Our survey indicated that you appreciate our efforts.

Thank you for investing with us.

Yours truly,

Jerome L. Dodson,

President

PARNASSUS FUNDS	Quarterly Report • Q1 2015

PARNASSUS FUND

Ticker: PARNX

As of March 31, 2015, the net asset value (“NAV”) of the Parnassus Fund was $49.43, so the total return for the quarter was a gain of 2.79%. This compares to a gain of 0.95% for the S&P 500 Index (“S&P 500”) and a gain of 2.08% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). It was a good start to the year for the Parnassus Fund, as we are ahead of both benchmarks.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. You will notice that the Fund is well ahead of both benchmarks for every time period. We’re especially proud of the ten-year period, where we’ve earned 10.56% per year compared to 8.01% for the S&P 500 and 7.57% for the Lipper average. That means we’ve gained two-and-one-half percentage points per year more than the S&P 500, and almost three percentage points per year more than the Lipper average. It also means that for the ten-year period, the Parnassus Fund was the fourth best-performing fund of the 367 funds followed by Lipper (placing #80 of 762 funds, #34 of 679 funds, and #45 of 580 funds for the one-, three- and five-year periods, respectively).

Company Analysis

Six companies contributed 10¢ or more to the NAV, while only one cut 10¢ or more off the value of each Parnassus Fund share. The laggard was Applied Materials, the maker of equipment used in semiconductor-manufacturing. Its stock dropped 9.5% from $24.92 to $22.56 for a loss of 15¢ per fund share. The company projected weaker demand for its capital equipment, as several large customers delayed their orders. These manufacturers are currently transitioning to a more advanced type of transistor technology, which requires additional time to adjust their production. We trimmed our position

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2015

Parnassus Fund	14.28	19.27	15.59	10.56	0.84	0.84

S&P 500 Index	12.73	16.11	14.47	8.01	NA	NA

Lipper Multi-Cap Core Average	10.01	15.36	13.06	7.57	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

early in the quarter, as we became concerned that near-term expectations were too high; this limited our losses. We’re not selling the stock, however, because we believe the proposed merger with Tokyo Electron will be significantly accretive to earnings, and we think the company will be a long-term winner, as semiconductors become increasingly difficult to manufacture.

Our biggest winner was Altera Corporation, a leading supplier of programmable logic devices, which added 28¢ to each fund share. Its stock soared 16.2% from $36.94 to $42.91 after media reports speculated that Altera might be acquired by Intel. We invested in Altera because of its leading market position in field programmable gate arrays (FGPAs), a type of semiconductor that customers configure after manufacturing, which has exciting growth prospects; an acquisition by Intel would be icing on the cake.

Actavis, a diversified pharmaceutical company, added 25¢ to the NAV, as its stock climbed 15.6% from $257.41 to $297.62. The stock rose after the company reported higher than expected earnings, driven by robust revenue growth across its branded and generic products. Investor sentiment moved even higher after management provided an upbeat outlook at its analyst day in New York and announced nine mid-to-late stage pipeline products, which could generate more than $3 billion in peak sales.

Quarterly Report • Q1 2015	PARNASSUS FUNDS

Actavis also completed its acquisition of Allergan, a pharmaceutical company best known for developing Botox. Since the acquisition price was tied to the value of Actavis’ stock, its appreciation drove a similar increase in Allergan. We received a combination of cash and Actavis shares valued at $242.15 for each share of Allergan, an increase of 13.9% from $212.59, which boosted the NAV by 15¢.

As its name implies, Air Lease purchases aircraft and leases them to airlines, and its stock rose 10.0% from $34.31 to $37.74, adding 17¢ to each fund share. The stock rose as the company continues to fire on all cylinders, signing new lease agreements for six planes, firming up a purchase order for 55 planes, and reporting quarterly earnings that exceeded expectations due to a 17% increase in lease revenue. We believe there are blue skies ahead for Air Lease, as air travel in emerging markets grows, and airlines utilize the financial flexibility offered by leasing.

Finisar Corporation, a leading manufacturer of optical equipment for telecommunications networks and data centers, added 17¢ to the fund’s NAV, as its stock climbed 11.3% from $19.41 to our average selling price of $21.60. The stock moved higher after the company provided a rosy financial outlook, driven by robust demand for its optical equipment for data centers. The stock was also helped by rumors that Finisar is considering an acquisition of JDS Uniphase’s optical business. We sold our position during the quarter, as the stock hit our price target.

Expeditors International, a logistics company that specializes in international air and ocean deliveries, added 12¢ to each fund share, as its stock rose 8.0% from $44.61 to $48.18. The stock moved higher after the company reported quarterly earnings that exceeded expectations, due to an acceleration in its net revenue growth rate. After three years of weak global air freight volumes, the strong U.S. dollar and low oil prices seem to be boosting demand. Expeditors has a best-in-class reputation, and the stock should perform well, so long as global air freight volumes continue to rise.

Outlook and Strategy

(Note: This section applies to both the Parnassus Fund and the Parnassus Endeavor Fund.)

As we wrote in our 2014 annual report, we believe the market as a whole is now fully valued, after six consecutive years of gains. The market moved higher again in the first quarter, although just barely, and it did so in fits and starts. The strength of the U.S. economy continues to be impressive, as the unemployment rate edged down to 5.5%, and, while the monthly data was volatile, an average of almost 200,000 new jobs are being created each month. However, this strength has created its own risks, including a soaring dollar and the expectation that the Federal Reserve will raise interest rates for the first time since 2006.

We don’t know if the next move for the market will be up or down. Honestly, we don’t spend much time thinking about it, because we don’t believe it’s possible to time the market. We spend our time researching individual stocks, and our strategy is to buy good businesses at good prices, and to sell them when they become fully-valued. Selling a stock is just as important to our investment performance as buying it, and, this quarter, we identified six stocks in the Parnassus Fund that we felt were fully-valued. (We’re not counting Allergan as a sale, because we continue to own its acquirer, Actavis. We did, however, sell Allergan and Actavis in the Parnassus Endeavor Fund.) It probably isn’t a coincidence that a larger than usual number of our holdings hit our price targets during the seventh year of a bull market.

During the quarter, we sold out of long-time Parnassus Fund holding Finisar, as we mentioned above, and our three homebuilders, DR Horton, PulteGroup, and Toll Brothers. We also exited Equinix, the provider of data centers and internet connection services, and Compass

Parnassus Fund as of March 31, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2015

Minerals, which sells salt for highway deicing. All six of these stocks are good businesses that hit our price targets. We’re sorry to see them go, but it’s important to stay objective when investing, and we may have the opportunity to buy them again one day if their stock prices fall.

Don’t worry, we didn’t pack up our bags and go on vacation after we sold these positions. On the contrary, we identified seven new investments this quarter. While the market as a whole is fully valued, we were able to buy these stocks at bargain prices due to temporary concerns or misunderstandings. Our new positions include American Express, the credit card company; Deere & Co., the farm equipment manufacturer; Intel, the semiconductor giant; Plantronics, a maker of advanced headsets; and Roche Holdings, the Swiss pharmaceutical company. Long-time Parnassus Fund shareholders may recognize these names, as we’ve owned them in the past. We also welcomed first-time holdings Genesee & Wyoming, an owner of short-line railroads, and Progressive, the auto insurance company, to the Fund. We hope to write about all seven as winners in future reports. For the Parnassus Endeavor Fund, we added American Express, Plantronics, and Perrigo, and we added to our existing positions in Deere and Roche.

The Parnassus Fund ended the quarter with 6.8% of the fund’s assets in cash, up from 2.0% at the beginning of the quarter, which provides us with some dry powder in case the market moves lower and presents us with more bargains. The Parnassus Endeavor Fund ended the quarter with about 10% at the portfolio in cash.

We’re proud of how the Parnassus Fund and the Parnassus Endeavor Fund have fared during this bull market, handily outperforming the S&P 500 and the Lipper average. However, our job is never finished, and our goal is to build upon the Funds’ strong performance. We hope this report provides you with some comfort that we’re working hard, staying true to our investment principles, and always on the look-out for bargains.

Yours truly,

Jerome L. Dodson	Ian Sexsmith
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q1 2015	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of March 31, 2015, the NAV of the Parnassus Core Equity Fund-Investor Shares was $40.29. After taking dividends into account, the total return for the first quarter was a loss of 0.78%. This compares to an increase of 0.95% for the S&P 500 Index (“S&P 500”) and a gain of 0.56% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper average”).

Below is a table that compares the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods ending March 31, 2015.

First Quarter Review

The Fund posted a modest loss for the quarter and trailed the S&P 500 by 173 basis points (a basis point is 1/100th of 1%). Sector allocation had a negligible impact on our results, so our underperformance was caused almost entirely by stock

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2015

Parnassus Core Equity Fund Investor Shares	12.70	17.75	13.69	10.31	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	12.90	17.94	13.91	10.50	0.67	0.67

S&P 500 Index	12.73	16.11	14.47	8.01	NA	NA

Lipper Equity Income Fund Average	7.94	13.22	12.28	7.36	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 10.51%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

selection. The Fund’s three biggest losers reduced the NAV by a combined 57¢, while its top three winners only added 42¢.

The Fund’s worst performer during the quarter was National Oilwell Varco (NOV), which sells a broad suite of products to help companies drill wells safely in complex geological formations. Given this business mix, the company’s fortunes are tied closely to the pace of investment in oil and gas production. The stock fell because the company’s customers cut capital investments in new rigs and reduced drilling activity, due to the slump in oil prices that began last summer. For the quarter, the stock subtracted 30¢ from each fund share, as it dropped 23.7% from $65.53 to $49.99.

We are confident that NOV’s management can navigate the company well through this period of weakness. Compared to previous cycles, the company entered this downturn in a stronger position. First, it has a much larger installed base of rigs, which should generate high-margin sales of replacement parts and maintenance-related services. Second, the company’s dominant market share should help it withstand the weak pricing environment in its industry. Finally, the company has more cash than debt on its balance sheet and generates a high level of cash flow. This financial strength gives NOV the flexibility to buy back its own stock, increase the quarterly dividend or make strategic acquisitions.

Shaw Communications, a Western Canadian cable company, trimmed 14¢ off the value of each fund share, as its stock dropped from $26.99 to $22.43, a decline of 16.9%. The stock fell as investors worried that low oil prices will mean fewer jobs and less investment in Western Canada’s large energy industry. Investors were also concerned

PARNASSUS FUNDS	Quarterly Report • Q1 2015

about a regulatory ruling that mandated a “pick-and-pay” television channel selection option for consumers, which will cost less than the bundled packages currently offered. We’re holding onto our position, because we believe that the impact of the new TV regulation will be minimal, as bundled packages provide better value for consumers.

Applied Materials, a provider of semiconductor-manufacturing equipment, dropped 9.5% from $24.92 to $22.56 for a loss of 13¢ for each fund share. The company projected weak demand for its products, as customers such as Intel, Samsung and Taiwan Semiconductor delayed their orders. These manufacturers are currently transitioning to a more advanced type of transistor technology, which requires additional time to adjust their production lines.

The Fund’s biggest winner during the first quarter was Allergan, an innovative pharmaceutical company best known for developing Botox. The stock rose 13.9% from $212.59 to $242.15, increasing the NAV by 19¢. During November of 2014, Actavis announced that it would acquire Allergan with an offer price tied to the value of Actavis’ stock. Actavis’ earnings beat expectations during the quarter, and its stock rose, so Allergan’s shares also increased. Additionally, Allergan reported exceptionally strong earnings in its final quarter as an independent company. Sales increased more than 17%, and earnings jumped 61%, as the company cut costs prior to the close of the transaction.

Apple shares rose 12.7% to $124.43 from $110.38 and boosted the NAV by 12¢. In January, the company reported a record profit of $18 billion for the final three months of 2014. These results were driven by Apple’s successful iPhone 6 launch. Another highlight during the quarter was the company’s announcement that the Apple Watch will go on sale in April. This watch represents a new product platform for the company and should strengthen Apple’s overall competitive position and growth prospects.

Parnassus Core Equity Fund as of March 31, 2015 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Actavis, the pharmaceutical company that bought Allergan, climbed 15.6% from $257.41 to $297.62 for a contribution of 11¢ to the NAV. The stock rose after the company reported higher than expected earnings, driven by robust revenue growth across its Brands and Generics divisions. Investor sentiment got another boost when management provided an upbeat outlook at its Analyst Day in New York. A highlight of the day was the news that nine products in the pipeline could generate more than $3 billion in peak sales on a combined basis. The Allergan transaction officially closed near the end of the quarter, and we think the post-merger company has a bright future.

Outlook and Strategy

Our outlook and strategy are informed by an analysis of the impacts that earnings and price-to-earnings (P/E) multiples have had on stock returns over the last few years. Using this framework to analyze the stock market since the beginning of 2012 reveals that multiple expansion has been the primary driver for the index’s recent gains. During this period, the S&P 500 is up 64%, while earnings per share for index constituents are up only 17%. This shows that multiple expansion has been the main driver for stocks in the second half of the current six-year bull market.

Since the P/E for the index ended the quarter at a relatively high 18x, we doubt that multiple expansion will be a tailwind for stocks going forward. If we’re right, then the main driver for stocks will be growth in earnings. The good news on this front is that we believe that our portfolio companies will grow earnings meaningfully over the course of our three-year investment horizon.

The bad news is that there doesn’t appear to be much growth in the economy-at-large. In fact, the consensus expectation is that aggregate earnings per share for S&P 500 companies will shrink for the first quarter of 2015. This is worrisome, especially

Quarterly Report • Q1 2015	PARNASSUS FUNDS

considering that earnings contracted by 5% in the fourth quarter of 2014. To top it off, the latest prediction by the Atlanta Federal Reserve Bank is for first quarter GDP growth to come in at approximately zero.

A significant headwind for earnings and GDP has been the weakness in oil prices, which has made business very difficult for many American oil- and gas-producers, as well as companies that sell products and services into the energy sector. Another issue has been the dollar’s recent strength, which makes it harder for exporters to sell overseas, and reduces the value in dollars of profits earned in relatively weaker currencies like the euro and yen. We hope that these headwinds abate, and that aggregate earnings and the overall economy return to growth before the end of 2015. If the economy does contract, it will be difficult for our portfolio companies to grow, no matter how well-positioned they are in their respective industries.

Given our sector weightings and other fund characteristics, we consider our portfolio to be relatively defensively positioned. The Fund ended the quarter only 10% invested in financials and consumer discretionary stocks, on a combined basis. This compares to the index’s almost 30% exposure to these two highly-cyclical sectors. Our largest overweight, compared to the S&P 500, was in consumer staples, which generally hold up well in market corrections.

We are confident that our portfolio will keep up with or modestly outperform the index if the bull market continues for a seventh year. At the same time, we expect our stocks to preserve their value relatively well if we experience a correction at some point in 2015.

Thank you for trusting us to manage your money,

Todd C. Ahlsten	Benjamin E. Allen
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2015

PARNASSUS ENDEAVOR FUND

Ticker: PARWX

As of March 31, 2015, the NAV of the Parnassus Endeavor Fund was $30.83, so the total return for the quarter was 2.94%. This compares to 0.95% for the S&P 500 Index (“S&P 500”) and 2.08% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”), so we beat both benchmarks for the quarter.

Below is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average for the past one-, three- and five-year periods and for the period since inception on April 29, 2005. From the table, you will see that we beat both benchmarks for all time periods. The one I’m most proud of is the period since inception – almost ten years – where the Fund has returned an average of more than four percentage points per year over the S&P 500. This makes us the third best-performing of the 371 multi-cap core funds followed by Lipper (#5 of 762 funds, #39 of 679 funds and #29 of 580 funds for the one-, three- and five-year periods, respectively.)

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2015

Parnassus Endeavor Fund	18.69	19.20	15.87	12.07	1.02	0.95

S&P 500 Index	12.73	16.11	14.47	8.45	NA	NA

Lipper Multi-Cap Core Average	10.01	15.36	13.06	7.98	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Six of our companies each contributed 9¢ or more to the NAV, while only one subtracted 9¢ or more. The laggard was Shaw Communications, a cable television company in Western Canada, which sliced 9¢ off the value of each fund share, as its stock dropped 16.9% from $26.99 to $22.43. The stock fell because of concerns about the impact of lower oil prices on the Western Canadian economy, since it would probably mean fewer jobs and less investment in the region. Investors were also concerned about a regulatory ruling that mandated a “pick-and-pay” television channel selection option that would cost less than the bundled packages now offered. We’re going to hold onto the stock because we believe the impact of the new TV regulations will be minimal, as bundled packages provide better value for consumers. We also think that demand for Shaw’s TV and Internet services should hold up fairly well despite the weaker economy.

Our biggest winner was Altera Corporation, a leading supplier of specialized semiconductors called field-programmable gate arrays (FPGAs), which added 21¢ to each fund share, as its stock soared 16.2% from $36.94 to $42.91. The stock shot up after media reports speculated that Altera might be acquired by Intel. We invested in Altera because of its leading market position in FGPAs, a type of semiconductor that customers configure after manufacturing, which has exciting growth prospects; an acquisition by Intel would be icing on the cake.

Allergan, a pharmaceutical company best known for developing Botox, added 17¢ to each fund share, as it climbed 13.1% from $212.59 to $240.51, where we sold it. The company was acquired by Actavis, a rival pharmaceutical firm.

Quarterly Report • Q1 2015	PARNASSUS FUNDS

A big winner was Insperity, which surged 54.3% from $33.89 to $52.29, for a gain of 14¢ for each fund share. The company provides human resource services to small- and mid-sized companies (including Parnassus Investments), and the stock took off in January after the activist Starboard Value Fund announced it owned 13.2% of the company. Starboard wants Insperity’s management to reduce operating costs, repurchase stock and explore the sale of the company. The stock moved even higher in February, after the company reported better-than-expected quarterly results and an almost 30% increase in 2015 earnings guidance.

Target, the Minneapolis-based discount retailer, climbed 8.1% from $75.91 to $82.07 for a gain of 10¢ to the NAV. The stock went up because management reported strong operating results in February and gave positive guidance for 2015. Chief Executive Officer Brian Cornell also said Target will shut down its money-losing Canadian operations; this focus on U.S. operations should drive continued improvement in sales and earnings.

Expeditors International, a logistics company that specializes in international air and ocean deliveries added 10¢ to each fund share, as its stock rose 8.0% from $44.61 to $48.18. The stock moved higher after the company reported quarterly earnings that exceeded expectations, due to an acceleration in its net revenue growth rate. After three years of weak global air freight volumes, the strong U.S. dollar and low oil prices seem to be boosting demand. Expeditors has a best-in-class reputation, and the stock should perform well, so long as global air freight volumes continue to rise.

Perrigo, the leading producer of generic, over-the-counter (OTC) drugs, added 9¢ to the NAV, as its stock rose 9.8% from $150.71, where we bought it during the quarter to $165.55 by the end of the period. Although most of you have probably never heard of Perrigo, I’m sure that almost all of you have used Perrigo’s products, because it makes most of the store-brand drugs sold at your local pharmacy. The shares dropped at the beginning of the year after the company lost the exclusive rights to produce a store-brand version of Frontline, an important animal-health product. The stock came back later in the quarter after the company completed its purchase of Omega Pharmaceuticals, making Perrigo a top-five global OTC health care company.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Endeavor Fund as of March 31, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2015

PARNASSUS MID CAP FUND

Ticker: PARMX

As of March 31, 2015, the NAV of the Parnassus Mid Cap Fund was $27.90, so the total return for the quarter was 1.83%. This compares to a gain of 3.95% for the Russell Midcap Index (the “Russell”) and 3.81% for the Lipper Mid-Cap Core Average, which represents the average mid-cap core fund followed by Lipper (the “Lipper average”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005.

First Quarter Review

The stock market had a bumpy ride this quarter, as investors reacted to mixed central bank commentary, the Greek elections, a strong dollar and accelerated merger activity. The bulls prevailed at the end of the day, with most major market indices posting gains. Investors’ appetite for riskier stocks rose, as small-cap stocks outperformed mid-cap stocks by 37 basis points (a basis point is 1/100th of one percent) and large-cap stocks by 337 basis points. The Fund gained 1.83%, trailing the Russell and its Lipper peers by approximately two percentage points.

The Russell’s lowest-quality stocks, as measured by return on equity, surged during the quarter, rising almost seven percentage points. Money-losing Russell constituents gained 10.2%, another sign that this was a speculative rally. Since the Fund has a

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2015

Parnassus Mid Cap Fund	13.22	15.30	14.79	9.56	1.05	0.99

Russell Midcap Index	13.68	18.10	16.16	10.45	NA	NA

Lipper Mid-Cap Core Average	9.65	15.63	13.73	9.12	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

quality bias, generally investing in businesses with high returns on equity and visible earnings streams, we fell behind the index.

Another reason for the Fund’s underperformance this quarter was our health care stock selection. Although we benefitted by owning slightly more health care stocks than the index, the Fund had essentially no exposure to the high-flying biotechnology companies that surged during the quarter. Rampant merger activity and widespread speculation of additional consolidation in the sector propelled biotechnology company valuations to record levels. We generally avoid biotech stocks, since most are not profitable and carry the potential for permanent capital loss to the Fund. While we’re disappointed that our health care stocks did not participate in the rally, we are confident that our holdings such as Perrigo, Cardinal Health and Patterson will generate solid returns over the long-term.

We also lost ground by owning more utility stocks than our index, because this was the worst-performing sector in the quarter. Utility stocks fell after the Fed signaled that it might raise interest rates; in a higher rate environment, utility company dividend yields look less attractive on a relative basis. We added to our position in these stocks, because even if rates go up modestly, the yields of our utility investments are still attractive. Additionally, our utility investments have the ability to raise dividends over time.

Quarterly Report • Q1 2015	PARNASSUS FUNDS

The Fund had three stocks that meaningfully reduced the NAV this quarter. The stock that hurt us the most was Shaw Communications, a Western Canadian cable company. The stock fell 16.9% from $26.99 to $22.43 during the quarter, cutting 13¢ from the Fund’s NAV. The stock slid after the company reported disappointing earnings, driven by soft advertising revenues in its media division and higher content costs. Investors also worried that a new “pick-and-pay” regulation, which allows customers to choose individual channels, will cost less than the bundled packages currently offered. We believe that the new regulation will have a limited impact, and the stock is inexpensive, so we added to our position.

Applied Materials, a maker of equipment used in semiconductor-manufacturing, dropped 9.5% from $24.92 to $22.56 for a loss of 7¢ for each fund share. The company projected weaker demand for its capital equipment, as customers such as Intel, Samsung and Taiwan Semiconductor delayed their orders. These manufacturers are currently transitioning to more advanced transistor technology, which requires additional time to adjust production. Although we reduced our holding at the beginning of the year in response to the significant outperformance of the stock, we continue to hold a core position.

Xylem Inc., a leading provider of water-related equipment and services, sliced 7¢ off the Fund’s NAV, as its stock fell 8.0% from $38.07 to $35.02. The stock dropped after management provided a weak financial outlook, citing stiff foreign currency headwinds and tepid residential demand in Europe. We believe investors have become overly pessimistic about the company’s long-term prospects due to its high exposure to Europe’s weakening economy. We added to our position during the quarter, since we believe the company will benefit from its large installed customer base and growing after-market business.

Parnassus Mid Cap Fund as of March 31, 2015 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

The Fund’s biggest winner was Insperity, a provider of human resource services to small- and mid-sized companies. The stock surged 54.3%, from $33.89 to $52.29, for a gain of 35¢ per fund share. The stock jumped in January after the activist Starboard Value Fund announced it owned 13.2% of the company. Starboard wants Insperity’s management to reduce operating costs, repurchase stock and consider selling the company. The stock moved higher in February after management reported better-than-expected quarterly results and an almost 30% increase in 2015 earnings guidance.

SEI Investments, an investment technology solutions-provider and asset-manager, added 9¢ to each fund share, as its stock increased 10.1% from $40.04 to $44.09. The majority of the company’s revenue comes from fees earned from assets under management and administration, so the stock went up along with improving equity and debt markets. Investors are also excited that SEI is finally benefiting from years of investment in its market-leading technology, the SEI Wealth platform. Sales are picking up, and the company’s pretax margin rose by almost six percentage points year-over-year in the most recent quarter. We’re holding onto our position, because we think there is room for further sales growth and profitability improvement.

Verisk, a leading provider of risk management and decision-support services, added 9¢ to the NAV, as its stock rose 11.5% from $64.05 to $71.40. The stock went up after the company reported excellent quarterly results, with broad-based strength across its insurance, health care and financial services segments. Investors were most excited that revenues and profits rose 11% and 17%, respectively, from the prior year. An important event in the quarter was the announcement that the company acquired Wood Mackenzie, a provider of data analytics to the global energy, chemicals, metals and mining markets, for $2.8 billion.

Outlook and Strategy

It’s been just over six years since the stock market sank to its Great Recession low in March of 2009. Since then, the Russell is up a staggering 286.2%. The good news is that we’re ahead of our Lipper peers for the one- and five-year periods and for the

PARNASSUS FUNDS	Quarterly Report • Q1 2015

period since inception. The bad news is that the Fund has captured just 83% of this rally. We’re optimistic that we can beat our benchmarks in a full business cycle.

We continue to look for great businesses that can outperform the overall market over full business cycles, but we are finding fewer interesting ideas to add to the Fund relative to past years. One of the reasons for this is that stocks are expensive, with the Russell trading at a six–year high of almost 21 times forward earnings estimates. This is much higher than 15 times multiple at which the Russell was trading in 2009.

We added just one new business to the portfolio this quarter, Thomson Reuters. This company is a leading provider of electronic information services for financial professionals, lawyers, accountants and researchers. Thomson has competitive advantages, because it would take competitors many years and a lot of money to replicate its data sets and technology platforms. Thompson has pricing power over its clients, because its services are essential to its clients’ businesses and switching costs are high.

The biggest concentration in the portfolio is in the industrial sector. This might seem like an aggressive bet on economic expansion, but about half of our holdings in this sector are less cyclical business service companies. This includes investments such as trash-hauler and recycler Waste Management and human resources service provider Insperity. Our underweight allocations in the financial and consumer discretionary sectors, two highly cyclical areas, add an element of defensiveness to the Fund’s overall positioning.

We continue to populate the portfolio with about 40 companies that we believe have excellent, long-term risk-reward profiles. We do this by focusing on well-managed businesses that have attractive growth prospects, competitive advantages and are attractively valued. We are confident that this strategy will lead to outperformance relative to our benchmarks over the long-term.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q1 2015	PARNASSUS FUNDS

PARNASSUS SMALL CAP FUND

Ticker: PARSX

As of March 31, 2015, the NAV of the Parnassus Small Cap Fund was $23.14, so the total return for the quarter was a loss of 2.65%. By comparison, the Russell 2000 Index (“Russell 2000”) of smaller companies gained 4.32% and the Lipper Small-Cap Core Average, which represents the average small-cap core fund followed by Lipper (“Lipper Average”) gained 3.74%.

Below is a table comparing the performance of the Parnassus Small Cap Fund with that of the Russell 2000 and the Lipper average over the past one-, three- and five-year periods and the period since inception.

Company Analysis

Three companies slashed 22¢ or more from each fund share. The company that hurt us the most was W&T Offshore, an oil and natural gas company with operations in West Texas and the Gulf of Mexico. Its stock collapsed 30.4%, from $7.34 to

Parnassus Small Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2015

Parnassus Small Cap Fund	2.22	8.49	9.78	8.92	1.20	1.20

Russell 2000 Index	8.21	16.27	14.57	9.06	NA	NA

Lipper Small-Cap Core Average	6.35	14.74	13.55	9.53	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014 (As Amended and Restated September 19, 2014), Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets of the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to year basis.

$5.11, slicing 31¢ from the NAV. The oil price collapse during the second half of 2014 negatively impacted Q1 earnings. However, management responded prudently by reducing its 2015 capital expenditure budget by over 70% versus last year, in order to preserve cash flow.

Blount International, a manufacturer of chainsaw blades and farming equipment, sank 26.7%, from $17.57 to $12.88, removing 24¢ from each fund share. The stocked dropped in March after the company provided weak 2015 guidance.

Checkpoint Systems, a manufacturer of retail theft-prevention equipment, dropped 21.2%, from $13.73 to $10.82, cutting 22¢ off the NAV. Management provided weak 2015 guidance due to foreign exchange headwinds.

We had one winner during the quarter, Insperity, a provider of human resource services to small- and mid-sized businesses. This stock jumped 54.3%, from $33.89 to $52.29, increasing the NAV by 26¢. The stock soared in January after the activist Starboard Value Fund announced that it owned 13.2% of the company. Starboard wants Insperity’s management to reduce operating costs, repurchase stock and explore the sale of the company. The stock moved higher in February after the company reported better-than-expected quarterly results and an almost 30% increase in 2015 earnings guidance.

PARNASSUS FUNDS	Quarterly Report • Q1 2015

As stated in Jerome Dodson’s letter to shareholders on page 4, the Parnassus Small Cap Fund was merged into the Parnassus Mid Cap Fund on April 24. Please refer to the discussion of the Parnassus Mid Cap Fund on page 15 for information on its outlook and strategy.

Yours truly,

Todd Ahlsten

Chief Investment Officer

Parnassus Small Cap Fund as of March 31, 2015 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2015	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: PAFSX

As of March 31, 2015, the net asset value (“NAV”) of the Parnassus Asia Fund was $17.21, so the Fund gained 2.93%. This compares to a gain of 6.79% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a gain of 5.37% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). Below you will find a table that compares the Parnassus Asia Fund with the MSCI Index and the Lipper average for the one-year period and for the period since inception on April 30, 2013.

Although the Parnassus Asia Fund’s return was among the best of the Parnassus Funds this quarter, it lagged behind both its benchmarks by a wide margin. We trailed the MSCI Index by almost four percentage points and the Lipper average by about two and half percentage points. The main reason for the underperformance was our significant underweight position in Japan relative to the MSCI Index, as we’ll talk about below. Despite lagging for the quarter, we’re well ahead of both benchmarks for the period since inception.

Company Analysis

Three companies each knocked more that 3¢ or more from the NAV, while seven companies added 4¢ or more to the value of each fund share.

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2015

Parnassus Asia Fund	4.15	8.03	3.53	1.25

MSCI AC Asia Pacific Index	8.89	4.36	NA	NA

Lipper Asia Pacific Region Average	7.12	2.42	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

This fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

The biggest loser was Alibaba Group, which sliced 6¢ off the Fund’s NAV, as its stock price sank 19.9% from $103.94 to $83.24. Based in China, Alibaba is the world’s largest online and mobile commerce company by sales volume. The company’s three marketplaces – Taobao, China’s largest online shopping site; Tmall, China’s largest third-party platform for brands and retailers; and Jujuasuan, China’s most popular group-buying site – form the pillars of Alibaba’s ecosystem and its formidable competitive advantage. The company’s 334 million active buyers also represent over half of all Internet users in China. The price of Alibaba’s stock fell 9% overnight after the company’s 40% revenue growth for the December quarter fell short of investors’ lofty expectations post-IPO. At the same time, a powerful Chinese government agency accused the company of allegedly failing to crack down on the sale of fake goods on its sites. In response, Alibaba said that it is committed to fighting fakes, but the effort is far from complete. Despite these headwinds, the number of mobile users on its sites continued to surge, making Alibaba the go-to destination for both sellers and buyers.

Applied Materials, the maker of equipment used in semiconductor-manufacturing, dropped 9.5% from $24.92 to $22.56 for a loss of 4¢ per fund share. The company projected weaker demand for its capital equipment, as several large customers delayed their orders. These manufacturers are currently transitioning to a more advanced type of transistor technology, which requires additional time to adjust their production. We trimmed our

PARNASSUS FUNDS	Quarterly Report • Q1 2015

position early in the quarter, as we became concerned that near-term expectations were too high; this limited our losses. We’re not selling the stock, however, because we believe the proposed merger with Tokyo Electron will be significantly accretive to earnings, and we think the company will be a long-term winner. As semiconductors become increasingly difficult to manufacture, demand for Applied’s equipment will increase, and the company will have a lot of pricing power.

Novatek Microelectronics reduced the value of each fund share by 3¢, as its stock dropped 7.4% from $5.57 to $5.16. Based in Hsinchu, Taiwan’s version of Silicon Valley, Novatek is the world’s largest supplier of display-driver integrated circuits and Taiwan’s second-largest fabless semiconductor company. The company supplies chips that power such devices as television displays, notebook monitors, smartphones and set-top boxes. After reporting better than expected profits for the final quarter of 2014, management said that sales would decline in the first quarter due to a key customer’s inventory adjustment. Nevertheless, gradual adoption of next-generation displays such as high-definition smartphone panels, 4K2K screens and curved TVs should help Novatek maintain high margins and strong earnings in the longer-term.

Fortunately, the winners had more impact on the Parnassus Asia Fund than did the losers. The stock price of Rakuten soared 26.6% from $13.91 to $17.61, lifting the value of each fund share by 12¢. Based in Japan, Rakuten is an international online shopping mall with tens of thousands of merchants; it is also a major player in online financial services including securities brokerage and credit cards. Operating profit at the company grew faster than expected due to strong momentum in domestic e-commerce and Internet finance as well as ongoing cost control in other businesses such as logistics. Management also made significant overseas investments including an 11.9% stake in Lyft, the San Francisco-based ride-sharing service provider, and 100% of OverDrive, a U.S.-based lending platform for e-books, audio books and other digital content. Investors cheered the company’s sure-footed growth strategy and future synergies among its e-commerce, finance and content businesses.

Parnassus Asia Fund as of March 31, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Hermes Microvision, a Taiwan-based maker of semiconductor-manufacturing equipment, increased the value of each fund share by 12¢, as its stock price climbed 15.3% from $49.89 to $57.54. Hermes develops and markets electron beam inspection tools for semiconductor-manufacturers for use in testing for defects in silicon wafers. Increasingly complex semiconductor-manufacturing processes and more exacting specifications should see more chipmakers shift away from older optical-inspection technology to Hermes’ products. During the quarter, management reported strong order flow and unveiled two new products that would significantly improve inspection throughput, a key weakness in Hermes’ current offering. The new products won’t impact overall sales right away, but their potential to expand Hermes’ addressable market drove the company’s stock higher.

Lenovo increased the Fund’s NAV by 5¢, as its stock price climbed 11.6% from $1.31 to $1.46. (We own the Hong Kong-listed shares, which are more liquid, as opposed to the US-listed ADR’s; one ADR is equal to 20 shares with a value of $29.15 at quarter-end.) The maker of personal computers (PCs) and other technology products it the number one brand in China, and last year surpassed Hewlett-Packard as the largest PC manufacturer in the world. The company recently completed its two largest global deals ever, Motorola Mobility and the System x server business from IBM. Progress integrating the acquisitions delivered better cost control and scale economies, driving the company’s share price higher.

TOTO, the Japanese maker of high-end plumbing fixtures, boosted the value of each fund share by 5¢, as its stock leapt 20.9% from $11.63 to $14.06 a share. For nearly 100 years, the company has produced toilets, faucets and other sanitary earthenware that incorporate cutting edge technology. TOTO’s reputation for quality has translated into over 70% market

Quarterly Report • Q1 2015	PARNASSUS FUNDS

share in Japan and strong brand equity overseas. Indeed, upbeat overseas demand and benefits from the weaker yen offset domestic demand that remains sluggish after the consumption tax hike a year ago. While the market appears to have reached a bottom for remodels within Japan, there are growing risks of an economic slowdown in China, which accounts for nearly 75% of TOTO’s overseas profits. In light of the stock’s full valuation, we sold our shares.

The stock price of USS Co. added 5¢ to the Fund’s NAV, as its stock jumped 12.4% from $15.37 to $17.28. USS is the largest operator of used car auctions in Japan. Its primary business is running live auctions, where bidders can preview the cars for sale at USS’s massive lots. The company makes money by selling memberships, which are required to participate in the auctions; it also earns commissions when auctions successfully close. Sales growth stagnated in the quarter due to last year’s consumption tax hike that reduced new, and therefore used car registrations in Japan. However, the company saved on the cost of its sales, promotion expenses and taxes, so through excellent execution managed to achieve record operating profits for the fourth consecutive year in a row.

Lite-On Technologies saw its stock price move 13.5% higher from $1.14 to $1.29, contributing 5¢ to the value of each fund share. Based in Taipei, Lite-On sells a variety of electronic components that serve the information technology, optoelectronics, storage and mobile mechanics markets. It is the number one player globally in sales of power supplies for desktop and notebook computers and a global top-three player in camera modules that are used in mobile devices and automobiles. Management continues to transition the business away from PC

Parnassus Asia Fund Portfolio Composition by Country as of March 31, 2015 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian Companies.

components toward new growth drivers such as cloud computing, server components and LED lighting. It also reduced expenses and simplified the corporate structure by merging eight subsidiaries into one. Every turnaround story has risks, but the company’s generous 5% dividend yield and cash-rich balance sheet offer patient investors downside protection.

KDDI Corporation, the second largest telecommunications company in Japan, saw its stock price rise 7.9% from $20.94 to $22.59, boosting the value of each fund share by 4¢. The company recently began selling a greater diversity of handsets to customers and rolled out new pricing plans to suit both younger subscribers and senior citizens. These innovations, along with prior investments in its high-speed LTE network, won over customers who are willing to pay hefty monthly fees for large volumes of data. For iPhone users in particular, KDDI boasts the fastest download speeds among its competitors, a key reason the company continues to gain share.

Outlook and Strategy

As we mentioned earlier, the Parnassus Asia Fund gained 2.93% while the MSCI Index and Lipper average each gained more than five percentage points. We looked into the reasons for the shortfall, and there was one clear explanation: it’s all about Japan.

Country exposure is one of the many factors that affects the Fund’s performance, and we measure our results against the MSCI Index, which includes all the countries in the region and is weighted according to the value of the stock market in each country. If we’re underweight the securities of a specific country, and the stock market of that country falls, then we look good in relation to the MSCI Index. This is exactly what happened in 2014. The Parnassus Asia Fund holds less than 15% of its securities in Japan compared to the MSCI Index’s 40%. A collapse in the value of the yen dragged Japanese stocks into negative territory last year, but because of our underweight position, it was less damaging to us than it was for the Index.

While holding relatively few Japanese securities helped us last year, the situation reversed quickly in 2015. For the first three months of the year, Japan’s stock market shot up over 10%, becoming the best-performing market in the Asian region. Lower oil prices boosted Japan’s economy, while the weaker yen and rising demand from the U.S. and Asia helped the country’s

PARNASSUS FUNDS	Quarterly Report • Q1 2015

exporters. The Bank of Japan (BOJ) also pursued aggressive monetary easing in a bid to drive inflation higher, which pushed up stock prices. This explains the majority of our underperformance for the quarter.

Is it time to buy Japanese stocks now? One perspective comes from the dictum, “don’t fight the Fed.” Many investors fear that Japan is on the verge of another quarter of economic contraction, but this would actually benefit stocks, since it would force the BOJ to stimulate the economy more. On the other hand, the stock market in Japan is at a 15-year high, and valuations there are more expensive than those in any other market in Asia. On some measures, Japan is even more expensive than the U.S.

In situations like this, we remind ourselves that we are stock pickers, not country allocators or currency experts. No one knows with certainty whether more stimulus is in store or whether the yen will rebound unexpectedly. What we can do is buy stocks at bargain prices and hold them for the long-term. This strategy worked well for us this quarter as our Japanese holdings went up 14.7% in dollar terms compared to a 10.3% rise for the Japanese market as a whole. So we would be well ahead of our benchmarks if we were running a Japan-only fund.

Despite our good stock selection in Japan, we don’t want a Japan-only fund. We want diversification from investing across the Asian region. This should dampen individual country stock market fluctuations and result in better returns over the long run.

Yours truly,

Jerome L. Dodson	Billy J. Hwan
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q1 2015	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Ticker: PRFIX

As of March 31, 2015, the NAV of the Parnassus Fixed Income Fund was $16.82, producing a gain for the quarter of 1.45% (including dividends). This compares to a gain of 1.61% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 1.93% for the Lipper A-Rated Bond Fund Average, which represents the average return of the A-rated bond funds followed by Lipper (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For March 31, the 30-day subsidized SEC yield was 1.63%, and the unsubsidized SEC yield was 1.51%.

First Quarter Review

In many ways, the first quarter of 2015 felt a lot like the first quarter of 2014. Investors had high expectations for economic growth entering the year, but those projections were beaten down throughout the quarter by heavy snowfall, a shutdown of West Coast ports and a strong U.S. dollar. According to economists, these factors likely pushed gross domestic product (GDP) growth below 1.0% from a 3.6% growth rate in the second half of 2014. Though rates were very volatile throughout the quarter, slower domestic growth ultimately resulted in the 10-year Treasury rate declining from 2.17% to 1.92% at quarter-end.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2015

Parnassus Fixed Income Fund	4.07	2.02	3.35	4.46	0.78	0.68

Barclays U.S. Aggregate Bond Index	5.72	3.10	4.41	4.92	NA	NA

Lipper A-Rated Bond Fund Average	6.46	4.41	5.55	4.93	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

The Parnassus Fixed Income Fund underperformed in the quarter due to its relatively short duration, which ended the quarter at 4.41 years versus 5.45 for the Index. As a reminder, duration is a measure of interest rate sensitivity and indicates how much a bond price will move for a 1% change in interest rates. Having a shorter duration means that the value of the Fund is less sensitive to interest rate movements.

Only a handful of the Fund’s 93 positions were negative in the quarter. The security with the worst performance was a residential mortgage pool issued by Federal National Mortgage Association (Fannie Mae), which took  1/4¢ off the NAV as prepayments accelerated and the bond earned interest from fewer mortgages. Securitized bonds, or asset-backed bonds, had the lowest returns in the quarter, gaining 0.80%. This slower growth was partially offset by the Fund’s underweight allocation to the asset class, at 22.5% of assets versus 30.8% in the Index.

The Fund’s investment in corporate bonds continued to be a bright spot, returning 2.07% on a duration of 5.49 years versus the Index, which returned 2.32% on a duration of 7.41 years. Additionally, the Fund is overweight corporate bonds at 42.9% of assets versus the Index at 23.6%.

The top performing investments in the quarter were convertible notes issued by Exelixis, a biotechnology company in the Bay Area, adding 1¢ to the NAV. The bonds suffered last year, as one of the company’s phase III drug trials failed,

PARNASSUS FUNDS	Quarterly Report • Q1 2015

and investors became concerned about the company’s ability to monetize its two flagship compounds. However, confidence improved as Exelixis’ partnership with Roche for a melanoma treatment advanced, and management used cash conservatively.

Bonds issued by BNSF Railway Company (BNSF) and Mondelez International were also top performers, each boosting the NAV by nearly 1¢. BNSF, a rail company wholly owned by Berkshire Hathaway, saw its bonds improve as the company’s traffic increased and it worked through a backlog created last year. Mondelez International is the parent company of iconic brands like Nabisco and Cadbury. I purchased the company’s bonds in 2013, believing that it could improve cash flow through its restructuring projects and that revenue would be well supported by its popular brands. While I still believe in the company’s goals, the value of these particular bonds increased sharply due to a voluntary redemption as the company refinances its higher coupon debt.

Outlook and Strategy

First quarter growth is likely to be disappointing, but many of the factors weighing on growth were transitory: the port closure has already ended and spring eventually melts the snow. However, the volatility experienced in the first quarter is likely to continue, as the market tries to predict the first rate hike and investors adjust to a new Federal Reserve policy. Over the past few years, the Federal Open Market Committee has used “forward guidance” to communicate not only current policy, but expected policy over the coming months. This knowledge helped encourage calm in the markets as well as continued capital investment. With the economy inching closer to full employment, the Federal Reserve has returned to its traditional methodology: reacting to the data as it sees fit. Therefore, the Federal Funds Rate could be raised at any future meeting, depending on the strength of economic data.

Parnassus Fixed Income Fund as of March 31, 2015 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

The Federal Reserve will be looking at a wide range of data points in determining when to raise rates, but I believe two pieces of data will be especially important: wage growth and stabilization of inflation data. Wage inflation is a good indicator of future inflation overall and boosts consumer spending. Low inflation has been a concern globally for the past several years, and the U.S. is not immune to those concerns, as the drop in oil prices caused our own inflation data to dip during the quarter. However, I believe the Federal Reserve isn’t necessarily waiting for inflation to be above their long-term target of 2%. At the beginning of the last tightening cycle, the personal consumption expenditure (PCE) deflator – the Federal Reserve’s preferred inflation measure – was below 2%. At that time, inflation was stable and wage inflation was accelerating, indicating that the economic recovery was picking up steam. As a result, I’m watching for the same factors in 2015.

Since joining Parnassus nearly two years ago, I have kept the duration of the Parnassus Fixed Income Fund short, or ensured that the portfolio had, on average, less sensitivity to interest rates. This conservative strategy helps to protect against principal losses, but also means the Fund gains less as rates decline. That was again the case this quarter, but I continue to believe the benefits of a short duration outweigh the risks. In other words, there is substantially more room for rates to rise than fall. My focus continues to be on principal preservation and income generation, and I believe this strategy is the best way to satisfy both objectives as we enter into a period of uncertainty for interest rates.

Yours truly,

Samantha D. Palm

Portfolio Manager

Quarterly Report • Q1 2015	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

LISTS! What would we do without them?

For the sixth consecutive year, Google has captured the No. 1 spot on Fortune’s list of the 100 Best Companies to Work For. The 2015 roster features 16 newcomers including Twitter, Workday, Riot Games, VMware, Regeneron and Activision Blizzard. Parnassus Funds portfolio stalwarts on the list include: Google, Intuit (31), Aflac (49), American Express (51), Autodesk (52), Whole Foods (55), Cisco (70), Adobe Systems (90), Capital One (91), Nordstrom (93) and Accenture (98).

The deciding factor, as always, was the employee voice, as reflected in a survey reaching thousands of workers at applicant companies. Employees, in effect, are voting their companies onto – or off – this list. Fortune uses a different methodology to determine the composition of its “Most Admired” list. Here it works with the Hay Group to interview 4,104 top-level people (executives, directors, security analysts), asking them to identify the corporations they admire the most. The 2015 report presents a list of 50 all-stars, ranging from Apple in the No. 1 position to Salesforce.com in the 50th slot. And 11 Parnassus Funds portfolio companies, in addition to Apple, make this list: Google (2), Procter & Gamble (17), Whole Foods (18), Wells Fargo (22), IBM (25), Samsung (30), Intel (40), PepsiCo (41), CVS Health (45), Target (48) and Accenture (49).

The “Most Admired” list also comes with a bunch of sub-lists, based on industry and certain characteristics. Some surprises: the business insiders rank Whole Foods No. 1 in food and drug stores, ahead of Kroger and Walgreens. In apparel, the top-ranked company is Nike, ahead of VF, Ralph Lauren and Levi Strauss. In computer software, No. 1 is Salesforce.com, Microsoft comes in 4th. In “quality of products,” Nordstrom is No. 1, followed by Walt Disney and Amazon.com. And in “social responsibility,” Walt Disney is top-ranked, followed by Whole Foods and Nestle.

We are excited about the addition of Plantronics, a communications technology designer (wired and wireless headsets), to the Parnassus Fund and the Parnassus Endeavor Fund portfolios. Founded in a Santa Cruz garage in 1961, PLT incorporates sustainability into all aspects of its business. Solar panels at its four largest facilities provide 80% of its total energy. The solar installation at its plant in Tijuana is the second largest in Latin America. Carbon dioxide emissions are markedly lower than the rates at such high-tech companies as Google and Intel. Nearly two-thirds of its 3,400 employees work at the Tijuana plant, and for the past four years, PLT has been ranked as the best place to work in Mexico by the Great Place to Work Institute, producer of Fortune’s 100 Best list.

Finally, tidbits from all over:

*Nestle, arguably the world’s largest food company, announced that it would remove all artificial colors and flavors from its U.S. chocolates including Butterfinger, Milky Way, Babe Ruth and Nestle Crunch.

*Vodafone, U.K.-based telecom operator with customers in 30 countries, said it would now offer 16 weeks of paid maternity leave to women in all of its operating companies across the globe. CEO Vittorio Colao explained: “Women account for 35% of our employees worldwide but only 21% of our international senior leadership team. We believe our new maternity package will play an important role in helping to bridge that gap.”

*Intel, leading semiconductor producer, opened the Consumer Electronics Show in Las Vegas by pledging $300 million toward hiring more women and people of color from underrepresented communities. The aim is to reach parity with outside population by 2020. “And we are going to hold our leaders responsible by tying their pay to our progress,” promised CEO Brian Krzanich.

*Google diversified its top management ranks by recruiting Ruth Porat as its new Chief Financial Officer. To get her to leave Morgan Stanley, Google put together a stock-and-cash package that will total $70 million by 2016. Porat was paid $10 million a year at Morgan Stanley.

PARNASSUS FUNDS	Quarterly Report • Q1 2015

*Procter & Gamble: This consumer goods behemoth ranks as diversity leader. Of 11 members on the board of directors, five are women: Angela F. Braly, CEO of WellPoint; Susan Desmond-Hellmann, CEO of Bill & Melinda Gates Foundation; Margaret C. Whitman, CEO of Hewlett-Packard; Mary Agnes Wilderotter, CEO of Frontier Communications; and Patricia A. Woertz, CEO of Archer Daniels Midland. Also on this board are an African-American, Kenneth Chenault, CEO of American Express, and a former president of Mexico, Ernesto Zedillo.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

Quarterly Report • Q1 2015	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of March 31, 2015 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

550,000	Motorola Solutions Inc.	36,668,500	66.67	5.0%
650,000	Whole Foods Market Inc.	33,852,000	52.08	4.6%
1,700,000	Ciena Corp.	32,827,000	19.31	4.5%
55,000	Google Inc., Class A	30,508,500	554.70	4.2%
190,000	International Business Machines Corp.	30,495,000	160.50	4.2%
170,000	Perrigo Co. plc	28,143,500	165.55	3.9%
650,000	Altera Corp.	27,891,500	42.91	3.8%
725,000	Air Lease Corp.	27,361,500	37.74	3.7%
90,000	Actavis plc	26,785,800	297.62	3.7%
270,000	Gilead Sciences Inc.	26,495,100	98.13	3.6%
500,000	Expeditors International of Washington Inc.	24,090,000	48.18	3.3%
400,000	Wells Fargo & Co.	21,760,000	54.40	3.0%
700,000	Charles Schwab Corp.	21,308,000	30.44	2.9%
300,000	QUALCOMM Inc.	20,802,000	69.34	2.9%
796,639	Essent Group Ltd.	19,047,638	23.91	2.6%
450,000	Thomson Reuters Corp.	18,252,000	40.56	2.5%
200,000	Capital One Financial Corp.	15,764,000	78.82	2.2%
200,000	C.H. Robinson Worldwide Inc.	14,644,000	73.22	2.0%
450,000	Potash Corporation of Saskatchewan Inc.	14,512,500	32.25	2.0%
250,000	eBay Inc.	14,420,000	57.68	2.0%
750,000	EZchip Semiconductor Ltd.	14,340,000	19.12	2.0%
800,000	Redwood Trust Inc.	14,296,000	17.87	2.0%
450,000	Intel Corp.	14,071,500	31.27	1.9%
140,000	Novartis AG (ADR)	13,805,400	98.61	1.9%
175,000	American Express Co.	13,671,000	78.12	1.9%
575,000	Applied Materials Inc.	12,972,000	22.56	1.8%
350,000	Mondelez International Inc.	12,631,500	36.09	1.7%
200,000	Pentair plc	12,578,000	62.89	1.7%
800,000	First Horizon National Corp.	11,432,000	14.29	1.6%
300,000	Roche Holdings Ltd. (ADR)	10,314,000	34.38	1.4%
125,000	Target Corp.	10,258,750	82.07	1.4%
40,000	LinkedIn Corp.	9,994,400	249.86	1.4%
100,000	Genesee & Wyoming Inc., Class A	9,644,000	96.44	1.3%
100,000	PepsiCo Inc.	9,562,000	95.62	1.3%
150,000	Plantronics Inc.	7,942,500	52.95	1.1%
350,000	Riverbed Technology Inc.	7,318,500	20.91	0.9%
500,000	Belmond Ltd.	6,140,000	12.28	0.8%
200,000	Progressive Corp.	5,440,000	27.20	0.7%
50,000	Deere & Co.	4,384,500	87.69	0.6%
50,000	Lam Research Corp.	3,511,750	70.24	0.5%

	Total investment in equities	689,936,338		94.5%
	Total short-term securities	49,392,688		6.8%

	Other assets and liabilities	(9,478,206)		(1.3%)

	Total net assets	729,850,820		100.0%

	Net asset value as of March 31, 2015	$49.43

PARNASSUS FUNDS	Quarterly Report • Q1 2015

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of March 31, 2015 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,781,152	Actavis plc	530,106,458	297.62	4.4%
7,315,265	Motorola Solutions Inc.	487,708,718	66.67	4.1%
6,475,000	Pentair plc	407,212,750	62.89	3.4%
5,607,927	QUALCOMM Inc.	388,853,658	69.34	3.2%
3,850,000	Gilead Sciences Inc.	377,800,500	98.13	3.1%
3,808,270	United Parcel Service Inc.	369,173,694	96.94	3.1%
9,993,000	Iron Mountain Inc.	364,544,640	36.48	3.0%
665,000	Google Inc., Class C	364,420,000	548.00	3.0%
3,529,000	CVS Health Corp.	364,228,090	103.21	3.0%
2,858,089	Praxair Inc.	345,085,666	120.74	2.9%
4,200,000	Procter & Gamble Co.	344,148,000	81.94	2.9%
9,395,000	Mondelez International Inc.	339,065,550	36.09	2.8%
6,625,000	National Oilwell Varco Inc.	331,183,750	49.99	2.8%
2,000,000	Perrigo Co. plc	331,100,000	165.55	2.7%
5,711,000	eBay Inc.	329,410,480	57.68	2.7%
2,500,000	Apple Inc.	311,075,000	124.43	2.6%
7,475,805	Thomson Reuters Corp.	303,218,651	40.56	2.5%
6,183,578	Expeditors International of Washington Inc.	297,924,788	48.18	2.5%
8,500,000	Xylem Inc.	297,670,000	35.02	2.5%
7,864,354	Sysco Corp.	296,722,076	37.73	2.5%
9,743,778	Charles Schwab Corp.	296,600,602	30.44	2.5%
12,100,000	Applied Materials Inc.	272,976,000	22.56	2.3%
12,028,340	Shaw Communications Inc.	269,795,666	22.43	2.2%
2,750,000	PepsiCo Inc.	262,955,000	95.62	2.2%
3,460,000	Verisk Analytics Inc., Class A	247,044,000	71.40	2.1%
2,450,000	Novartis AG (ADR)	241,594,500	98.61	2.0%
4,400,000	Waste Management Inc.	238,612,000	54.23	2.0%
2,750,000	MasterCard Inc., Class A	237,572,500	86.39	2.0%
4,800,000	Patterson Companies Inc.	234,192,000	48.79	1.9%
9,053,685	Questar Corp.	216,020,925	23.86	1.8%
2,153,000	Accenture plc, Class A	201,714,570	93.69	1.7%
3,000,000	Energen Corp.	198,000,000	66.00	1.6%
2,500,000	McCormick & Co.	192,775,000	77.11	1.6%
9,000,000	MDU Resources Group Inc.	192,060,000	21.34	1.6%
1,941,000	Compass Minerals International Inc.	180,920,610	93.21	1.5%
225,000	Google Inc., Class A	124,807,500	554.70	1.0%
2,500,000	AGL Resources Inc.	124,125,000	49.65	1.0%
2,300,000	Northwest Natural Gas Co.	110,285,000	47.95	0.9%
1,220,000	WD-40 Co.	108,018,800	88.54	0.9%
239,470	Teleflex Inc.	28,935,160	120.83	0.2%

	Total investment in equities	11,159,657,302		92.7%
	Total short-term securities	913,489,690		7.6%

	Other assets and liabilities	(31,080,958)		(0.3%)

	Total net assets	12,042,066,034		100.0%

	Net asset value as of March 31, 2015
	Investor shares	$40.29
	Institutional shares	$40.35

Quarterly Report • Q1 2015	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of March 31, 2015 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

270,000	International Business Machines Corp.	43,335,000	160.50	4.4%
75,000	Google Inc., Class A	41,602,500	554.70	4.2%
900,000	Altera Corp.	38,619,000	42.91	3.9%
800,000	Expeditors International of Washington Inc.	38,544,000	48.18	3.9%
735,000	Whole Foods Market Inc.	38,278,800	52.08	3.9%
700,000	Wells Fargo & Co.	38,080,000	54.40	3.8%
160,000	W.W. Grainger Inc.	37,729,600	235.81	3.8%
1,925,000	Ciena Corp.	37,171,750	19.31	3.7%
450,000	Target Corp.	36,931,500	82.07	3.7%
375,000	Gilead Sciences Inc.	36,798,750	98.13	3.7%
525,000	QUALCOMM Inc.	36,403,500	69.34	3.7%
1,100,000	Charles Schwab Corp.	33,484,000	30.44	3.4%
1,600,000	Riverbed Technology Inc.	33,456,000	20.91	3.4%
950,000	Intel Corp.	29,706,500	31.27	3.0%
375,000	American Express Co.	29,295,000	78.12	3.0%
400,000	C.H. Robinson Worldwide Inc.	29,288,000	73.22	3.0%
175,000	Perrigo Co. plc	28,971,250	165.55	2.9%
500,000	eBay Inc.	28,840,000	57.68	2.9%
420,000	Citrix Systems Inc.	26,825,400	63.87	2.7%
700,000	Roche Holdings Ltd. (ADR)	24,066,000	34.38	2.4%
225,000	Deere & Co.	19,730,250	87.69	2.0%
332,500	Plantronics Inc.	17,605,875	52.95	1.8%
200,000	Capital One Financial Corp.	15,764,000	78.82	1.6%
675,000	Corning Inc.	15,309,000	22.68	1.5%
415,000	Mondelez International Inc.	14,977,350	36.09	1.5%
650,000	Applied Materials Inc.	14,664,000	22.56	1.5%
150,000	Intuit Inc.	14,544,000	96.96	1.5%
1,000,000	First Horizon National Corp.	14,290,000	14.29	1.4%
625,000	Shaw Communications Inc.	14,018,750	22.43	1.4%
140,000	Novartis AG (ADR)	13,805,400	98.61	1.4%
220,000	Insperity Inc.	11,503,800	52.29	1.1%
140,000	Procter & Gamble Co.	11,471,600	81.94	1.1%
100,000	PepsiCo Inc.	9,562,000	95.62	0.9%
50,000	Lam Research Corp.	3,511,750	70.24	0.4%
10,000	LinkedIn Corp.	2,498,600	249.86	0.3%

	Total investment in equities	880,682,925		88.8%
	Total short-term securities	119,964,715		12.1%

	Other assets and liabilities	(9,246,821)		(0.9%)

	Total net assets	991,400,819		100.0%

	Net asset value as of March 31, 2015	$30.83

PARNASSUS FUNDS	Quarterly Report • Q1 2015

PARNASSUS MID CAP FUND

Portfolio of Investments as of March 31, 2015 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

225,000	Motorola Solutions Inc.	15,000,750	66.67	4.5%
980,000	First Horizon National Corp.	14,004,200	14.29	4.2%
255,000	SEI Investments Co.	11,242,950	44.09	3.4%
300,000	Iron Mountain Inc.	10,944,000	36.48	3.3%
310,000	Xylem Inc.	10,856,200	35.02	3.2%
170,000	Pentair plc	10,691,300	62.89	3.2%
282,500	Sysco Corp.	10,658,725	37.73	3.2%
110,000	Genesee & Wyoming Inc., Class A	10,608,400	96.44	3.2%
60,000	Perrigo Co. plc	9,933,000	165.55	3.0%
139,000	Verisk Analytics Inc., Class A	9,924,600	71.40	3.0%
435,000	Shaw Communications Inc.	9,757,050	22.43	2.9%
235,000	Thomson Reuters Corp.	9,531,600	40.56	2.9%
123,276	McCormick & Co.	9,505,812	77.11	2.8%
390,000	Questar Corp.	9,305,400	23.86	2.8%
435,000	MDU Resources Group Inc.	9,282,900	21.34	2.8%
95,000	Cardinal Health Inc.	8,575,650	90.27	2.6%
107,500	Fiserv Inc.	8,535,500	79.40	2.6%
182,900	Synopsys Inc.	8,471,928	46.32	2.5%
172,874	Patterson Companies Inc.	8,434,522	48.79	2.5%
175,000	Expeditors International of Washington Inc.	8,431,500	48.18	2.5%
155,000	Waste Management Inc.	8,405,650	54.23	2.5%
157,500	DENTSPLY International Inc.	8,015,175	50.89	2.4%
160,000	AGL Resources Inc.	7,944,000	49.65	2.4%
320,000	Applied Materials Inc.	7,219,200	22.56	2.2%
57,500	Teleflex Inc.	6,947,725	120.83	2.1%
130,500	Insperity Inc.	6,823,845	52.29	2.0%
71,000	Compass Minerals International Inc.	6,617,910	93.21	2.0%
70,000	Equifax Inc.	6,510,000	93.00	1.9%
77,800	Nordstrom Inc.	6,248,896	80.32	1.9%
94,500	Energen Corp.	6,237,000	66.00	1.9%
105,000	Autodesk Inc.	6,157,200	58.64	1.8%
83,500	C.H. Robinson Worldwide Inc.	6,113,870	73.22	1.8%
200,000	Charles Schwab Corp.	6,088,000	30.44	1.8%
134,000	Cameron International Corp.	6,046,080	45.12	1.8%
51,400	Intuit Inc.	4,983,744	96.96	1.4%
21,000	Ecolab Inc.	2,401,981	114.38	0.7%

	Total investment in equities	306,456,263		91.7%
	Total short-term securities	29,354,654		8.8%

	Other assets and liabilities	(1,639,729)		(0.5%)

	Total net assets	334,171,188		100.0%

	Net asset value as of March 31, 2015	$27.90

Quarterly Report • Q1 2015	PARNASSUS FUNDS

PARNASSUS SMALL CAP FUND

Portfolio of Investments as of March 31, 2015 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

740,000	Air Lease Corp.	27,927,600	37.74	6.4%
550,000	Sotheby’s	23,243,000	42.26	5.3%
265,000	Group 1 Automotive Inc.	22,877,450	86.33	5.2%
950,000	Essent Group Ltd.	22,714,500	23.91	5.2%
213,987	Compass Minerals International Inc.	19,945,728	93.21	4.6%
1,582,500	Belmond Ltd.	19,433,100	12.28	4.4%
1,016,104	Dominion Diamond Corp.	17,365,217	17.09	4.0%
210,000	Regal-Beloit Corp.	16,783,200	79.92	3.8%
465,000	First American Financial Corp.	16,591,200	35.68	3.8%
1,524,762	Checkpoint Systems Inc.	16,497,925	10.82	3.8%
1,150,000	First Horizon National Corp.	16,433,500	14.29	3.8%
1,324,666	UTi Worldwide Inc.	16,293,392	12.30	3.7%
869,042	Redwood Trust Inc.	15,529,781	17.87	3.6%
1,119,516	GenMark Diagnostics Inc.	14,531,318	12.98	3.3%
671,128	Calgon Carbon Corp.	14,140,667	21.07	3.2%
240,000	Plantronics Inc.	12,708,000	52.95	2.9%
225,000	Northwest Natural Gas Co.	10,788,750	47.95	2.5%
200,000	Insperity Inc.	10,458,000	52.29	2.4%
1,224,347	Denbury Resources Inc.	8,925,490	7.29	2.0%
200,000	SEI Investments Co.	8,818,000	44.09	2.0%
898,596	PMC-Sierra Inc.	8,338,971	9.28	1.9%
400,000	Gentex Corp.	7,320,000	18.30	1.7%
1,355,874	W&T Offshore Inc.	6,928,515	5.11	1.6%
523,687	Blount International Inc.	6,745,089	12.88	1.6%

	Total investment in equities	361,338,393		82.7%
	Total short-term securities	74,709,995		17.1%

	Other assets and liabilities	907,104		0.2%

	Total net assets	436,955,492		100.0%

	Net asset value as of March 31, 2015	$23.14

PARNASSUS FUNDS	Quarterly Report • Q1 2015

PARNASSUS ASIA FUND

Portfolio of Investments as of March 31, 2015 (unaudited)

Shares	China Equities	Market Value ($)	Per Share	Percent of Net Assets

7,500	Expeditors International of Washington Inc.	361,350	48.18	3.0%
9,500	Air Lease Corp.	358,530	37.74	3.0%
5,000	QUALCOMM Inc.	346,700	69.34	2.9%
9,000	Mindray Medical International Ltd. (ADR)	246,150	27.35	2.0%
2,500	Alibaba Group Holding Ltd. (ADR)	208,100	83.24	1.7%

	Total investment in China equities	1,520,830		12.6%

Shares	Hong Kong Equities	Market Value ($)	Per Share	Percent of Net Assets

280,000	Lenovo Group Ltd.	408,015	1.46	3.4%
400,000	Sun Art Retail Group Ltd.	348,421	0.87	2.9%
340,000	Li & Fung Ltd.	332,009	0.98	2.7%
250,000	China Minsheng Banking Corp., Ltd.	304,868	1.22	2.5%
420,000	Soho China Ltd.	286,053	0.68	2.4%
40,000	Television Broadcasts Ltd.	247,148	6.18	2.1%
440,000	SITC International Holdings Co., Ltd.	232,205	0.53	1.9%
100,000	HKBN Ltd.	124,344	1.24	1.0%

	Total investment in Hong Kong equities	2,283,063		18.9%

Shares	Indonesia Equities	Market Value ($)	Per Share	Percent of Net Assets

660,000	PT Bank Danamon Indonesia	258,571	0.39	2.1%
200,000	PT Bank Rakyat Indonesia (Persero)	202,863	1.01	1.7%
5,100,000	PT Asuransi Multi Artha Guna	92,444	0.02	0.8%

	Total investment in Indonesia equities	553,878		4.6%

Shares	Japan Equities	Market Value ($)	Per Share	Percent of Net Assets

16,500	KDDI Corp.	372,761	22.59	3.1%
20,000	Rakuten Inc.	352,148	17.61	2.9%
700	Fast Retailing Co., Ltd.	270,649	386.64	2.2%
5,500	Linear Technology Corp.	257,400	46.80	2.1%
14,000	USS Co., Ltd.	241,905	17.28	2.0%

	Total investment in Japan equities	1,494,863		12.3%

Quarterly Report • Q1 2015	PARNASSUS FUNDS

Shares	Philippines Equities	Market Value ($)	Per Share	Percent of Net Assets

400,000	Manila Water Co.	242,506	0.61	2.0%

	Total investment in Philippines equities	242,506		2.0%

Shares	Singapore Equities	Market Value ($)	Per Share	Percent of Net Assets

60,000	Keppel Corp., Ltd.	393,108	6.55	3.2%
250,000	OSIM International Ltd.	356,674	1.43	2.9%
55,000	Petra Foods Ltd.	153,050	2.78	1.4%

	Total investment in Singapore equities	902,832		7.5%

Shares	South Korea Equities	Market Value ($)	Per Share	Percent of Net Assets

300	Samsung Electronics Co., Ltd.	389,359	1,297.86	3.2%

	Total investment in South Korea equities	389,359		3.2%

Shares	Taiwan Equities	Market Value ($)	Per Share	Percent of Net Assets

9,000	Hermes Microvision Inc.	517,871	57.54	4.3%
18,000	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	422,640	23.48	3.5%
280,000	Lite-On Technology Corp.	362,269	1.29	3.0%
21,000	MediaTek Inc.	283,666	13.51	2.3%
54,000	Novatek Microelectronics Corp.	278,735	5.16	2.3%
100,000	Chailease Holding Co., Ltd.	249,021	2.49	2.1%
11,500	St. Shine Optical Co., Ltd.	185,147	16.10	1.5%
8,000	Applied Materials Inc.	180,480	22.56	1.5%
72,000	Far EasTone Telecommunications Co., Ltd.	173,724	2.41	1.4%

	Total investment in Taiwan equities	2,653,553		21.9%

Shares	Thailand Equities	Market Value ($)	Per Share	Percent of Net Assets

34,000	Advanced Info Service Public Co., Ltd.	247,051	7.27	2.0%
180,000	Thanachart Capital Public Co., Ltd.	192,172	1.07	1.6%
300,000	Thai Union Frozen Products Public Co., Ltd.	185,091	0.62	1.5%

	Total investment in Thailand equities	624,314		5.1%
	Total investment in equities	10,665,198		88.1%
	Total short-term securities	1,459,179		12.1%
	Other assets and liabilities	(15,390)		(0.2%)

	Total net assets	12,108,987		100.0%

	Net asset value as of March 31, 2015	$17.21

PARNASSUS FUNDS	Quarterly Report • Q1 2015

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of March 31, 2015 (unaudited)

Principal Amount ($)	Commercial Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

1,500,000	JP Morgan Mortgage Trust Series 2011-C4, Class A3, 4.11%, due 07/15/2046	1,607,540	107.17	0.8%
1,500,000	FREMF Mortgage Trust Series 2013-K27, Class B, 3.50%, due 01/25/2046	1,537,667	102.51	0.8%
1,000,000	JP Morgan Mortgage Trust Series 2011-C4, Class A4, 4.39%, due 07/15/2046	1,113,142	111.31	0.6%
1,000,000	UBS-Barclays Mortgage Trust Series 2012-C2, Class A3, 3.06%, due 05/10/2063	1,044,471	104.45	0.6%
1,000,000	JP Morgan Mortgage Trust Series 2013-C13, Class A2, 2.67%, due 01/15/2046	1,034,099	103.41	0.5%
1,000,000	Morgan Stanley Capital Trust Series 2011-C1, Class A2, 3.88%, due 09/15/2047	1,015,087	101.51	0.5%
986,086	DBUBS Mortgage Trust Series 2011-LC2A, Class A2, 3.39%, due 07/10/2044	1,009,597	102.38	0.5%

	Total investment in commercial mortgage-backed securities	8,361,603		4.3%

Principal Amount ($)	Convertible Bonds	Market Value ($)	Per Share	Percent of Net Assets

1,000,000	Microchip Technology Inc. 1.63%, due 02/15/2025	1,038,125	103.81	0.5%
550,000	Exelixis Inc. 4.25%, due 08/15/2019	418,688	76.13	0.2%

	Total investment in convertible bonds	1,456,813		0.7%

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

4,050,000	Pentair Finance SA 3.15%, due 09/15/2022	4,018,280	99.22	2.0%
3,500,000	Nordstrom Inc. 4.00%, due 10/15/2021	3,800,643	108.59	1.9%
3,300,000	Discover Financial Services 5.20%, due 04/27/2022	3,674,451	111.35	1.9%
3,500,000	Motorola Solutions Inc. 3.75%, due 05/15/2022	3,582,418	102.35	1.8%
3,000,000	Google Inc. 3.63%, due 05/19/2021	3,265,620	108.85	1.7%

Quarterly Report • Q1 2015	PARNASSUS FUNDS

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

3,000,000	Burlington Northern Santa Fe Corp. 3.85%, due 09/01/2023	3,237,468	107.92	1.6%
3,000,000	Hanesbrands Inc. 6.38%, due 12/15/2020	3,183,750	106.13	1.6%
3,200,000	Agilent Technologies Inc. 3.20%, due 10/01/2022	3,158,163	98.69	1.6%
3,000,000	Juniper Networks Inc. 4.50%, due 03/15/2024	3,086,919	102.90	1.6%
3,000,000	Costco Wholesale Corp. 2.25%, due 02/15/2022	2,993,193	99.77	1.5%
3,000,000	FedEx Corp. 2.70%, due 04/15/2023	2,961,705	98.72	1.5%
2,500,000	Ecolab Inc. 4.35%, due 12/08/2021	2,754,775	110.19	1.4%
2,500,000	Starbucks Corp. 3.85%, due 10/01/2023	2,729,585	109.18	1.4%
2,570,000	Cameron International Corp. 3.60%, due 04/30/2022	2,596,512	101.03	1.3%
2,000,000	Waste Management Inc. 4.75%, due 06/30/2020	2,232,406	111.62	1.1%
2,000,000	Intuit Inc. 5.75%, due 03/15/2017	2,166,898	108.34	1.1%
2,000,000	Gilead Sciences Inc. 3.70%, due 04/01/2024	2,135,608	106.78	1.1%
2,000,000	Corning Inc. 3.70%, due 11/15/2023	2,128,836	106.44	1.1%
2,100,000	Cardinal Health Inc. 1.90%, due 06/15/2017	2,127,514	101.31	1.1%
2,000,000	Wells Fargo & Co. 4.10%, due 06/03/2026	2,110,136	105.51	1.1%
2,000,000	Cisco Systems Inc. 5.50%, due 02/22/2016	2,087,700	104.39	1.1%
2,000,000	Waste Management Inc. 3.50%, due 05/15/2024	2,082,160	104.11	1.1%
2,000,000	CVS Health Corp. 3.38%, due 08/12/2024	2,074,006	103.70	1.1%
2,000,000	Perrigo Finance plc 3.90%, due 12/15/2024	2,072,090	103.60	1.1%
2,000,000	Regency Centers LP 3.75%, due 06/15/2024	2,061,480	103.07	1.1%
2,000,000	Cigna Corp. 2.75%, due 11/15/2016	2,061,042	103.05	1.0%
2,000,000	Applied Materials Inc. 2.65%, due 06/15/2016	2,041,992	102.10	1.0%
2,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022	2,024,088	101.20	1.0%
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	2,023,884	101.19	1.0%
1,432,842	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	1,647,769	115.00	0.8%

PARNASSUS FUNDS	Quarterly Report • Q1 2015

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of March 31, 2015 (unaudited) (continued)

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

1,500,000	United Rentals North America Inc. 6.13%, due 06/15/2023	1,588,125	105.88	0.8%
1,100,000	CVS Health Corp. 6.25%, due 06/01/2027	1,397,391	127.04	0.7%
1,000,000	CR Bard Inc. 4.40%, due 01/15/2021	1,098,627	109.86	0.6%
1,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	1,092,701	109.27	0.6%
1,000,000	Energen Corp. 4.63%, due 09/01/2021	940,855	94.09	0.5%

	Total investment in corporate bonds	84,238,790		42.9%

Principal Amount ($)	Federal Agency Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

1,836,457	Freddie Mac Pool A93451 4.50%, due 08/01/2040	2,012,986	109.61	1.0%
1,731,830	Freddie Mac Pool C91754 4.50%, due 02/01/2034	1,899,960	109.71	1.0%
1,716,576	Freddie Mac Pool A90225 4.00%, due 12/01/2039	1,838,848	107.12	0.9%
1,636,040	Fannie Mae Pool AL0393 4.50%, due 06/01/2041	1,808,489	110.54	0.9%
1,514,455	Fannie Mae Pool AV0971 3.50%, due 08/01/2026	1,608,419	106.20	0.8%
1,409,837	Fannie Mae Pool 926115 4.50%, due 04/01/2039	1,539,788	109.22	0.8%
1,400,815	Fannie Mae Pool AQ2925 3.50%, due 01/01/2043	1,474,142	105.23	0.8%
1,284,994	Fannie Mae Pool AD4296 5.00%, due 04/01/2040	1,438,647	111.96	0.7%
1,311,284	Fannie Mae Pool AS1587 4.50%, due 01/01/2044	1,430,665	109.10	0.7%
1,264,002	Fannie Mae Pool AI8483 4.50%, due 07/01/2041	1,392,801	110.19	0.7%
1,051,792	Fannie Mae Pool AS1130 4.50%, due 11/01/2043	1,146,980	109.05	0.6%
1,012,275	Fannie Mae Pool AX1326 3.50%, due 09/01/2029	1,076,113	106.31	0.5%
963,416	Fannie Mae Pool AL0215 4.50%, due 04/01/2041	1,055,813	109.59	0.5%
965,717	Fannie Mae Pool AK3103 4.00%, due 02/01/2042	1,041,626	107.86	0.5%
940,060	Fannie Mae Pool 931065 4.50%, due 05/01/2039	1,035,534	110.16	0.5%
941,973	Freddie Mac Pool C91762 4.50%, due 04/01/2034	1,035,292	109.91	0.5%
923,974	Freddie Mac Pool G05514 5.00%, due 06/01/2039	1,033,613	111.87	0.5%

Quarterly Report • Q1 2015	PARNASSUS FUNDS

Principal Amount ($)	Federal Agency Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

935,137	Fannie Mae Pool MA0695 4.00%, due 04/01/2031	1,009,322	107.93	0.5%
945,193	FHLMC Multifamily Structured Pass Through Certificates K-029, Class A1, 2.84%, due 10/25/2022	987,790	104.51	0.5%
892,956	Freddie Mac Pool G30672 3.50%, due 07/01/2033	942,278	105.52	0.5%
907,960	Fannie Mae Pool MA1607 3.00%, due 10/01/2033	941,245	103.67	0.5%
810,019	Freddie Mac Pool G07426 4.00%, due 06/01/2043	869,225	107.31	0.5%
824,016	Freddie Mac Pool G14809 3.00%, due 07/01/2028	865,892	105.08	0.5%
785,946	Fannie Mae Pool MA0844 4.50%, due 08/01/2031	861,899	109.66	0.5%
785,174	Fannie Mae Pool AJ4994 4.50%, due 11/01/2041	860,238	109.56	0.5%
807,528	Fannie Mae Pool AD5108 3.50%, due 12/01/2025	858,193	106.27	0.4%
805,297	Freddie Mac Pool E02746 3.50%, due 11/01/2025	856,094	106.31	0.4%
746,485	Fannie Mae Pool 931739 4.00%, due 08/01/2024	791,128	105.98	0.4%
721,534	Fannie Mae Pool AH0973 4.00%, due 12/01/2025	767,229	106.33	0.4%
710,882	Freddie Mac Pool G14820 3.50%, due 12/01/2026	755,574	106.29	0.4%

	Total investment in federal agency mortgage-backed securities	35,235,823		17.9%

Principal Amount ($)	Supranational Bonds	Market Value ($)	Per Share	Percent of Net Assets

5,000,000	International Finance Corp. 0.50%, due 05/16/2016	5,005,210	100.10	2.5%
2,000,000	European Bank for Reconstruction & Development 1.63%, due 04/10/2018	2,022,000	101.10	1.1%
2,000,000	International Finance Corp. 1.50%, due 02/15/2025	1,976,494	98.82	1.0%

	Total investment in supranational bonds	9,003,704		4.6%

PARNASSUS FUNDS	Quarterly Report • Q1 2015

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of March 31, 2015 (unaudited) (continued)

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

6,000,000	U.S. Treasury 1.88%, due 06/30/2015	6,025,782	100.43	3.1%
4,000,000	U.S. Treasury 2.75%, due 11/15/2023	4,289,376	107.23	2.2%
4,000,000	U.S. Treasury 2.75%, due 02/15/2024	4,286,876	107.17	2.2%
4,000,000	U.S. Treasury 2.50%, due 08/15/2023	4,209,688	105.24	2.1%
4,000,000	U.S. Treasury 2.50%, due 05/15/2024	4,201,876	105.05	2.1%
4,000,000	U.S. Treasury 1.75%, due 05/15/2022	4,010,936	100.27	2.0%
4,000,000	U.S. Treasury 0.38%, due 11/15/2015	4,004,064	100.10	2.0%
3,000,000	U.S. Treasury 2.13%, due 05/31/2015	3,009,375	100.31	1.5%
3,000,000	U.S. Treasury 2.50%, due 04/30/2015	3,005,625	100.19	1.5%
3,000,000	U.S. Treasury 0.50%, due 09/30/2016	3,003,048	100.10	1.5%
2,500,000	U.S. Treasury 2.00%, due 02/15/2023	2,540,625	101.63	1.3%
2,000,000	U.S. Treasury 2.25%, due 11/15/2024	2,056,094	102.80	1.1%
2,000,000	U.S. Treasury 1.75%, due 05/31/2016	2,032,500	101.63	1.1%
2,000,000	U.S. Treasury 1.50%, due 07/31/2016	2,029,218	101.46	1.1%
2,000,000	U.S. Treasury 1.75%, due 05/15/2023	1,989,218	99.46	1.0%
1,115,740	U.S. Treasury (TIPS) 1.75%, due 01/15/2028	1,305,852	117.04	0.7%

	Total investment in U.S. government treasury bonds	52,000,153		26.5%
	Total long-term investments	190,296,886		96.9%
	Total short-term securities	5,805,227		3.0%
	Other assets and liabilities	205,073		0.1%

	Total net assets	196,307,186		100.0%

	Net asset value as of March 31, 2015	$16.82

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